Exhibit 10.2

INTELLECTUAL PROPERTY CONTRIBUTION AGREEMENT

This INTELLECTUAL PROPERTY CONTRIBUTION AGREEMENT (this “Agreement”), dated on or about July 20, 2015, and effective as of the Effective Date, is by and among Dell Inc., a Delaware corporation (“Parent”); Dell International LLC, a Delaware limited liability company (“Dell International”); Dell Marketing Corp., a Delaware corporation (“DM Corp”); Dell Marketing LP LLC, a Delaware limited liability company (“DMLP LLC”); Dell Marketing LP, a Texas limited partnership (“DMLP”); Dell Products Corp., a Delaware corporation (“DP Corp”); Dell Products LP LLC, a Delaware limited liability company (“DPLP LLC”); Dell Products LP, a Texas limited partnership (“DPLP”); and SecureWorks Holding Corporation, a Georgia corporation (“Spyglass” and together with Parent, Dell International, DM Corp, DMLP LLC, DMLP, DP Corp, DPLP LLC, and DPLP, the “Parties,” and each individually, a “Party”). Capitalized terms used in this Agreement are defined in Article I of this Agreement.

RECITALS

WHEREAS, (a) Parent owns the Copyrights and uses the Copyrights in the Spyglass Business; (b) Parent owns the Marks and uses the Marks in the Spyglass Business; (c) DPLP owns the Patents and uses the Patents in the Spyglass Business; (d) Parent may have ownership rights in the Domain Names used in the Spyglass Business; (e) Parent may have ownership rights in the Trade Secrets used in the Spyglass Business; and (f) Parent may have ownership rights in the Proprietary Databases used in the Spyglass Business;

WHEREAS, the Parties intend that Spyglass will issue and sell in a registered public offering up to twenty percent (20%) of the post-offering outstanding common stock of Spyglass, and thereby become a public company (“IPO”); and

WHEREAS, in anticipation of and preparation for the IPO, (a) the Dell Copyright Contributors desire for Spyglass to own all rights, title, and interest in and to the Copyrights and shall complete the transactions contemplated by this Agreement; (b) the Dell Mark Contributors desire for Spyglass to own all rights, title, and interest in and to the Marks and shall complete the transactions contemplated by this Agreement; (c) the Dell Patent Contributors desire for Spyglass to own all rights, title, and interest in and to the Patents and shall complete the transactions contemplated by this Agreement; (d) the Dell Domain Name Contributors desire for Spyglass to own all rights, title, and interest in and to the Domain Names and shall complete the transactions contemplated by this Agreement; (e) the Dell Trade Secret Contributors desire for Spyglass to own all rights, title, and interest in and to the Trade Secrets and shall complete the transactions contemplated by this Agreement; and (f) the Dell Proprietary Database Contributors desire for Spyglass to own all rights, title, and interest in and to the Proprietary Databases and shall complete the transactions contemplated by this Agreement (collectively, (a)-(f), the “Restructuring”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Parties hereby agree as follows:

ARTICLE I

Defined Terms

Section 1.01 Certain Defined Terms. For purposes of this Agreement, the following capitalized terms shall have the following meanings:

“Code” has the meaning set forth in Section 2.07(a).

“Contributed Intellectual Property” means, collectively, the Copyrights, Marks, Patents, Domain Names, Trade Secrets and Proprietary Databases.

“Contributor” means each of the Dell Copyright Contributors, the Dell Mark Contributors, the Dell Patent Contributors, the Dell Domain Name Contributors, the Dell Trade Secret Contributors, and the Dell Proprietary Database Contributors.

“Copyrights” means the computer software and firmware programs and applications set forth on Exhibit C, including all data files, source code, object code, software-related specifications and documentation applications and registrations thereof and moral rights therein.

“Dell Branding” has the meaning set forth in Section 2.12.

“Dell Copyright Contributors” means Parent, Dell International, DM Corp, DMLP LLC, and DMLP.

“Dell Domain Name Contributors” means Parent, Dell International, DM Corp, DMLP LLC, and DMLP.

“Dell Mark Contributors” means Parent, Dell International, DM Corp, DMLP LLC, and DMLP.

“Dell Patent Contributors” means DPLP, DPLP LLC, DP Corp, Dell International, DM Corp, DMLP LLC, and DMLP.

“Dell Proprietary Database Contributors” means Parent, Dell International, DM Corp, DMLP LLC, and DMLP.

“Dell Trade Secret Contributors” means Parent, Dell International, DM Corp, DMLP LLC, and DMLP.

“Dispute” has the meaning set forth in Section 3.01.

“Dispute Resolution Commencement Date” has the meaning set forth in Section 3.01.

“Domain Names” means the domain names set forth on Exhibit D and all registrations of the same.

“Effective Date” means August 1, 2015, at 12:01 AM Central Daylight Time.

“ICC Rules” has the meaning set forth in Section 3.02.

“IP Assignment Agreements” has the meaning set forth in Section 2.10.

“IPO” has the meaning set forth in the Recitals.

“Marks” means the trademarks, trade names, service marks, logos and trade dress set forth on Exhibit B together with all goodwill in any of the foregoing and all applications and registrations of the same.

“Patents” means patents and provisional and non-provisional patent applications set forth on Exhibit A that are owned by Dell Patent Contributors and all continuations, continuations-in-part, extensions, reissues, divisions, or invention disclosures relating thereto.

“Proprietary Databases” means all proprietary databases and data compilations (including the database known as the “Counter Threat Platform Very Large Database”) and all documentation relating to the foregoing owned by Parent and used exclusively in the Spyglass Business.

“Restructuring” has the meaning set forth in the Recitals.

“Spyglass Business” means the business of (a) providing (i) information and network managed security services, (ii) information and network security and risk consulting, (iii) security incident response services, and (iv) security-related regulatory compliance solutions; and (b) researching and developing responses to cyber security threats, in each case as conducted as of the Effective Date by Spyglass or any Spyglass Subsidiary.

“Spyglass Subsidiary” means any Subsidiary of SecureWorks Holding Corporation.

“Subsidiary” means, with respect to any Party (the “parent”), (a) any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP, as well as (b) any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled, or held by the parent or one or more subsidiaries of the parent.

“Third Party” means a person or entity other than a Party.

“Trade Secrets” means all trade secrets and other confidential or proprietary information, know-how, research and development information and technical data owned by Parent and used exclusively in the Spyglass Business.

ARTICLE II

Contribution and Assumption

Section 2.01 Contribution and Assumption of Copyrights. Subject to the terms and conditions contained in this Agreement:

(a) Parent hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to Dell International, and Dell International hereby accepts and assumes, all of Parent’s rights, title, and interest in and to the Copyrights;

(b) Dell International hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to DM Corp, and DM Corp hereby accepts and assumes, all of Dell International’s rights, title, and interest in and to the Copyrights;

(c) DM Corp hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to DMLP LLC, and DMLP LLC hereby accepts and assumes, all of DM Corp’s rights, title, and interest in and to the Copyrights;

(d) DMLP LLC hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to DMLP, and DMLP hereby accepts and assumes, all of DMLP LLC’s rights, title, and interest in and to the Copyrights; and

(e) DMLP hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to Spyglass and Spyglass hereby accepts and assumes, all of DMLP’s rights, title, and interest in and to the Copyrights.

Section 2.02 Contribution and Assumption of Marks. Subject to the terms and conditions contained in this Agreement:

(a) Parent hereby unconditionally and irrevocably distributes, assigns, transfers, and conveys to Dell International, and Dell International hereby accepts and assumes, all of Parent’s rights, title, and interest in and to the Marks;

(b) Dell International hereby unconditionally and irrevocably distributes, assigns, transfers, and conveys to DM Corp, and DM Corp hereby accepts and assumes, all of Dell International’s rights, title, and interest in and to the Marks;

(c) DM Corp hereby unconditionally and irrevocably distributes, assigns, transfers, and conveys to DMLP LLC, and DMLP LLC hereby accepts and assumes, all of DM Corp’s rights, title, and interest in and to the Marks;

(d) DMLP LLC hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to DMLP, and DMLP hereby accepts and assumes, all of DMLP LLC’s rights, title, and interest in and to the Marks; and

(e) DMLP hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to Spyglass, and Spyglass hereby accepts and assumes, all of DMLP’s rights, title, and interest in and to the Marks.

Section 2.03 Contribution and Assumption of Patents. Subject to the terms and conditions contained in this Agreement:

(a) DPLP hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to DPLP LLC, and DPLP LLC hereby accepts and assumes, all of DPLP’s rights, title, and interest in and to the Patents;

(b) DPLP LLC hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to DP Corp, and DP Corp hereby accepts and assumes, all of DPLP LLC’s rights, title, and interest in and to the Patents;

(c) DP Corp hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to Dell International, and Dell International hereby accepts and assumes, all of DP Corp’s rights, title, and interest in and to the Patents;

(d) Dell International hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to DM Corp, and DM Corp hereby accepts and assumes, all of Dell International’s rights, title, and interest in and to the Patents;

(e) DM Corp hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to DMLP LLC, and DMLP LLC hereby accepts and assumes, all of DM Corp’s rights, title, and interest in and to the Patents;

(f) DMLP LLC hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to DMLP, and DMLP hereby accepts and assumes, all of DMLP LLC’s rights, title, and interest in and to the Patents; and

(g) DMLP hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to Spyglass, and Spyglass hereby accepts and assumes, all of DMLP’s rights, title, and interest in and to the Patents.

Section 2.04 Contribution and Assumption of Domain Names. Subject to the terms and conditions contained in this Agreement:

(a) Parent hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to Dell International, and Dell International hereby accepts and assumes, all of Parent’s rights, title, and interest in and to the Domain Names;

(b) Dell International hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to DM Corp, and DM Corp hereby accepts and assumes, all of Dell International’s rights, title, and interest in and to the Domain Names;

(c) DM Corp hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to DMLP LLC, and DMLP LLC hereby accepts and assumes, all of DM Corp’s rights, title, and interest in and to the Domain Names;

(d) DMLP LLC hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to DMLP, and DMLP hereby accepts and assumes, all of DMLP LLC’s rights, title, and interest in and to the Domain Names; and

(e) DMLP hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to Spyglass, and Spyglass hereby accepts and assumes, all of DMLP’s rights, title, and interest in and to the Domain Names.

Section 2.05 Contribution and Assumption of Trade Secrets. Subject to the terms and conditions contained in this Agreement:

(a) Parent hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to Dell International, and Dell International hereby accepts and assumes, all of Parent’s rights, title, and interest in and to the Trade Secrets;

(b) Dell International hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to DM Corp, and DM Corp hereby accepts and assumes, all of Dell International’s rights, title, and interest in and to the Trade Secrets;

(c) DM Corp hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to DMLP LLC, and DMLP LLC hereby accepts and assumes, all of DM Corp’s rights, title, and interest in and to the Trade Secrets;

(d) DMLP LLC hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to DMLP, and DMLP hereby accepts and assumes, all of DMLP LLC’s rights, title, and interest in and to the Trade Secrets; and

(e) DMLP hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to Spyglass, and Spyglass hereby accepts and assumes, all of DMLP’s rights, title, and interest in and to the Trade Secrets.

Section 2.06 Contribution and Assumption of Proprietary Databases. Subject to the terms and conditions contained in this Agreement:

(a) Parent hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to Dell International, and Dell International hereby accepts and assumes, all of Parent’s rights, title, and interest in and to the Proprietary Databases;

(b) Dell International hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to DM Corp, and DM Corp hereby accepts and assumes, all of Dell International’s rights, title, and interest in and to the Proprietary Databases;

(c) DM Corp hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to DMLP LLC, and DMLP LLC hereby accepts and assumes, all of DM Corp’s rights, title, and interest in and to the Proprietary Databases;

(d) DMLP LLC hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to DMLP, and DMLP hereby accepts and assumes, all of DMLP LLC’s rights, title, and interest in and to the Proprietary Databases; and

(e) DMLP hereby unconditionally and irrevocably contributes, assigns, transfers, and conveys to Spyglass, and Spyglass hereby accepts and assumes, all of DMLP’s rights, title, and interest in and to the Proprietary Databases.

Section 2.07 Intended Tax Treatment.

(a) With respect to Copyrights, the Parties intend the transactions described in subsections (b) and (e) of Section 2.01 to each be treated as a contribution for U.S. federal income tax purposes, governed by Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Parties intend that the transactions described in subsections (a), (c) and (d) of Section 2.01 be treated as a transfer to a disregarded entity for U.S. federal income tax purposes.

(b) With respect to Marks, the Parties intend the transactions described in subsections (b) and (e) of Section 2.02 to each be treated as a contribution for U.S. federal income tax purposes, governed by Section 351 of the Code, and the Parties intend that the transactions described in subsections (a), (c) and (d) of Section 2.02 be treated as a transfer to a disregarded entity for U.S. federal income tax purposes.

(c) With respect to Patents, the Parties intend the transactions described in subsection (c) of Section 2.03 to be treated for U.S. federal income tax purposes as a distribution of the Patents by DP Corp to Dell International governed by Section 301(a) of the Code, the transactions described in subsections (d) and (g) of Section 2.03 to each be treated as a contribution for U.S. federal income tax purposes, governed by Section 351 of the Code, and the transactions described in subsections (a), (b), (e), and (f) of Section 2.03 to be treated as transfers from or to a disregarded entity for U.S. federal income tax purposes.

(d) With respect to Domain Names, the Parties intend the transactions described in subsections (b) and (e) of Section 2.04 to each be treated as a contribution for U.S. federal income tax purposes, governed by Section 351 of the Code, and the Parties intend that the transactions described in subsections (a), (c) and (d) of Section 2.04 be treated as a transfer to a disregarded entity for U.S. federal income tax purposes.

(e) With respect to Trade Secrets, the Parties intend the transactions described in subsections (b) and (e) of Section 2.05 to each be treated as a contribution for U.S. federal income tax purposes, governed by Section 351 of the Code, and the Parties intend that the transactions described in subsections (a), (c) and (d) of Section 2.05 be treated as a transfer to a disregarded entity for U.S. federal income tax purposes.

(f) With respect to Proprietary Databases, the Parties intend the transactions described in subsections (b) and (e) of Section 2.06 to each be treated as a contribution for U.S. federal income tax purposes, governed by Section 351 of the Code, and the Parties intend that the transactions described in subsections (a), (c) and (d) of Section 2.06 be treated as a transfer to a disregarded entity for U.S. federal income tax purposes.

Section 2.08 Disclaimers. THE CONTRIBUTED INTELLECTUAL PROPERTY IS BEING CONTRIBUTED, ASSIGNED, TRANSFERRED, CONVEYED, ACCEPTED, AND ASSUMED IN ITS CURRENT CONDITION, “AS IS, WHERE IS AND WITH ALL FAULTS,” WITHOUT REPRESENTATION OR WARRANTY OR INDEMNIFICATION OF ANY KIND, EXPRESS OR IMPLIED, EACH AND ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED BY THE CONTRIBUTORS, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO QUALITY, MERCHANTABILITY, OR FITNESS FOR ANY PARTICULAR USE OR PURPOSE. SPYGLASS SPECIFICALLY DISCLAIMS (a) THAT IT IS RELYING UPON OR HAS RELIED UPON ANY REPRESENTATIONS OR WARRANTIES THAT MAY HAVE BEEN MADE BY ANY CONTRIBUTOR AND (b) ANY OBLIGATION OR DUTY BY THE CONTRIBUTORS TO MAKE ANY DISCLOSURES OF FACT REGARDING THE RESTRUCTURING. SPYGLASS SPECIFICALLY ACKNOWLEDGES AND AGREES THAT THE CONTRIBUTORS HAVE SPECIFICALLY DISCLAIMED AND DO HEREBY SPECIFICALLY DISCLAIM ANY REPRESENTATION OR WARRANTY MADE BY ANY PERSON, INCLUDING THE CONTRIBUTORS, REGARDING THE CONTRIBUTED INTELLECTUAL PROPERTY.

Section 2.09 Further Assurances. From time to time after the Effective Date at the written request of a Party, each Contributor, on the one hand, and Spyglass, on the other hand, shall use its reasonable best efforts to (a) take all actions necessary or appropriate to consummate the Restructuring; (b) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the Restructuring; and (c) execute and cause to be delivered to each other Party hereto such instruments and other documents (including documents reasonably requested by Spyglass (i) to consummate, confirm, or evidence the transfer to Spyglass of the Contributed Intellectual Property or (ii) to assist Spyglass in preserving or perfecting its rights in the Contributed Intellectual Property), and shall take such other actions, as such other Party may reasonably request for the purposes of carrying out or evidencing any of the Restructuring.

Section 2.10 Intellectual Property Filings. Solely for purposes of recording the assignment of Contributed Intellectual Property effected by this Agreement with the United States Patent and Trademark Office, the United States Copyright Office, and corresponding entities or agencies in any applicable jurisdiction, the applicable Parties shall execute and deliver to Parent intellectual property assignment agreements regarding applicable Contributed Intellectual Property, in each case, in the forms attached hereto as Exhibit E (the “IP Assignment Agreements”), and Parent shall thereafter promptly file, or shall cause to be promptly filed, with the appropriate governmental entity such IP Assignment Agreements.

Section 2.11 Further Transfers. The Parties intend that pursuant to this Agreement Spyglass shall receive ownership of all Copyrights, Marks, Patents, and Domain Names which are owned by a Contributor but exclusively used by Spyglass. After the Effective Date, and prior to the IPO, the Parties agree to update the Exhibits hereto to add any applications filed or registrations granted for Contributed Intellectual Property after the Effective Date and prior to the IPO. Furthermore, should a Party identify after the Effective Date any Copyright, Mark, Patent, or Domain Name owned by Dell and exclusively used by Spyglass that was omitted from an applicable Exhibit hereto, upon discovery of the omission, the discovering Party shall notify the other Party of the specific Copyright, Mark, Patent, or Domain Name at issue and request that the applicable Exhibit be corrected. The Parties shall cooperate with each other to correct the applicable Exhibit and take such further actions as are required under Section 2.09. Notwithstanding the foregoing, if a Party reasonably believes that no omission occurred and no correction is needed, then either Party may refer the matter to be resolved pursuant to Article III.

Section 2.12 Use of Dell Branding. Notwithstanding Section 2.11, the parties acknowledge and agree that nothing herein contributes, assigns, transfers, or conveys to Spyglass any of Contributors’ rights, title, and interest in and to any trademarks, trade names, service marks, logos, or domain names that include (a) DELL or (b) any other trademark, trade name, service mark, or logo of any Contributor that was not used exclusively in the Spyglass Business ((a) and (b), collectively, “Dell Branding”). For the avoidance of doubt, Parent acknowledges and agrees that the Marks and Domain Names on the exhibits attached to this Agreement do not include any such Dell Branding. Except as otherwise agreed to by the Parties in writing, upon the effective date of the IPO, Spyglass shall cease all use of any and all Dell Branding. For the avoidance of doubt, the foregoing does not prohibit Spyglass’s use of Dell’s name in a text-only format to describe the historical relationship between Dell and Spyglass.

Section 2.13 Claims and Liabilities. For the avoidance of doubt, in connection with the assignments in Section 2.01 - Section 2.07, Spyglass assumes all rights and obligations with respect to past, present, and future claims and liabilities arising out of the Contributed Intellectual Property, including, without limitation, the right to prosecute or take other action regarding any acts of infringement, misappropriation or other violation by a Third Party of the Contributed Intellectual Property.

ARTICLE III

Dispute Resolution

Section 3.01 Negotiation. If a dispute, controversy, or claim (“Dispute”) arises between the Parties relating to the interpretation or performance of this Agreement, within fifteen (15) days from a request from a Party in writing, appropriate senior executives of each Party, who shall have the authority to resolve the matter, shall meet to attempt in good faith to negotiate a resolution of the Dispute prior to pursuing other available remedies. The date of the initial meeting between appropriate senior executives shall be referred to herein as the “Dispute Resolution Commencement Date.” Discussions and correspondence relating to trying to resolve such Dispute by meetings between appropriate senior executives shall be treated as confidential information developed for the purpose of settlement and shall be exempt from discovery or production, if any, in connection with any arbitration conducted pursuant to Section 3.02 and shall not be admissible as evidence in such an arbitration. If the senior executives do not resolve the Dispute within thirty (30) days from the Dispute Resolution Commencement Date, either Party may begin arbitration pursuant to Section 3.02.

Section 3.02 Arbitration. If any Dispute is not resolved pursuant to Section 3.01, either Party may initiate an arbitration conducted in New York City and in the English language pursuant to the Rules of Arbitration of the International Chamber of Commerce (the “ICC Rules”) and by three (3) arbitrators appointed in accordance with the ICC Rules, pursuant to which the Dispute will be finally settled. The Emergency Arbitrator Provisions of the ICC Rules will apply to any Dispute, and the Parties agree that the Emergency Arbitrator Provisions of the ICC Rules will be the exclusive means of seeking any urgent interim or conservatory measures in connection with a Dispute and that the International Chamber of Commerce will be the exclusive forum for seeking any urgent interim or conservatory measures in connection with a Dispute, except that a Party may seek to confirm or enforce an order issued pursuant to the Emergency Arbitrator Provisions of the ICC Rules in any court of competent jurisdiction. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

ARTICLE IV

Miscellaneous

Section 4.01 Relationship between the Parties. The relationship between the Parties established under this Agreement is that of assignor and/or assignee, and none of the Parties is by virtue of this Agreement an employee, agent, partner, or joint venturer of or with any other.

Section 4.02 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Texas, without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the applicable laws of any jurisdiction other than the State of Texas.

Section 4.03 Notice. Whenever, by the terms of this Agreement, notice, demand or other communication shall or may be given to either Party, the same shall be in writing and shall be addressed to the other Party at the addresses set forth below, or to such other address or addresses as shall from time to time be designated by written notice by any Party to another in accordance with this Section 4.03. All notices shall be delivered as follows (with notice deemed given as indicated): (a) by personal delivery when delivered personally; (b) by Federal Express or other established overnight courier upon written verification of receipt; (c) by facsimile transmission when receipt is confirmed; (d) by certified or registered mail, return receipt requested, upon verification of receipt; or (e) by electronic delivery (for routine communications) when receipt is confirmed.

If to the Contributors:

Dell Inc.

One Dell Way

Round Rock, Texas 78682

Attn: General Counsel

Email: Dell_Corporate_Legal_Notices@Dell.com

If to Spyglass:

SecureWorks Holding Corporation

One Concourse Parkway, Suite 500

Atlanta, Georgia 30328

Attn: Legal

Section 4.04 Binding Effect; Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and assigns. Neither Party may assign this Agreement or any rights or obligations hereunder, except for any assignment by Spyglass to a Spyglass Subsidiary or by a Contributor to a Subsidiary of a Contributor (which shall not relieve such Party of liability in the event of a default by such Subsidiary), without the prior written consent of the other Party, and any such assignment without such consent shall be void.

Section 4.05 No Third-Party Beneficiaries or Right to Rely. Except as set forth in this Agreement, (a) nothing in this Agreement is intended to or shall create for or grant to any Third Party any rights or remedies whatsoever, as a third-party beneficiary or otherwise; (b) no Third Party is entitled to rely on any of the representations, warranties, covenants or agreements contained herein; and (c) no Party shall incur any liability or obligation to any Third Party because of any reliance by such Third Party on any representation, warranty, covenant or agreement herein.

Section 4.06 Severability. If any term or other provision of this Agreement is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 4.07 Failure or Indulgence Not Waiver; Remedies Cumulative. Any provision of this Agreement or any breach thereof may only be waived if done specifically and in writing by the Party which is entitled to the benefits thereof. No failure or delay on the part of any Party in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 4.08 Entire Agreement; Amendment. This Agreement constitutes the sole and entire understanding of the Parties with respect to the matters contemplated hereby and supersedes and renders null and void all prior negotiations, representations, agreements and understandings (oral and written) between the Parties with respect to such matters. No change or amendment may be made to this Agreement except by an instrument in writing signed on behalf of each of the Parties.

Section 4.09 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

Section 4.10 Certain Rules of Construction.

(a) The terms “hereof,” “herein” and “herewith,” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules and Exhibits) and not to any particular provision of this Agreement; and Recital, Article, Section, Schedule and Exhibit references are to the Recitals, Articles, Sections, Schedules and Exhibits of or to this Agreement, unless otherwise specified.

(b) The word “including” and words of similar import when used in this Agreement shall mean “including without limitation” unless the context otherwise requires or unless otherwise specified.

(c) The word “or” shall not be exclusive.

(d) Words expressed in the singular number shall include the plural and vice versa; words expressed in the masculine shall include the feminine and neuter gender and vice versa.

(e) References to “day” or “days” are to calendar days. References to “the date hereof” shall mean as of the date of this Agreement.

(f) The headings contained in this Agreement are for reference purposes only and are not part of this Agreement.

(g) No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement.

(h) A reference to a statute, listing rule, regulation, order or other applicable law includes a reference to the corresponding regulations and instruments and includes a reference to each of them as amended, consolidated, recreated, replaced or rewritten.

(i) If a word or phrase is defined, its other grammatical forms have a corresponding meaning.

(j) A reference to a Party to this Agreement or another agreement or document includes the Party’s successors, permitted substitutes and permitted assigns.

IN WITNESS WHEREOF, the undersigned has executed this Intellectual Property Contribution Agreement, as of the date first written above.

Dell Inc.

Dell International L.L.C.

Dell Marketing Corporation

Dell Marketing LP L.L.C.

Dell Marketing L.P.

Dell Products Corporation

Dell Products LP L.L.C.

Dell Products L.P.

By:	/s/ Janet B. Wright
Janet B. Wright Vice President & Asst. Secretary

SecureWorks Holding Corporation

By:	/s/ Michael R. Cote
Michael R. Cote President & Chief Executive Officer

EXHIBIT A

Patents

Dell Reference	Country Code
04180 CA	CA
04180A US	US
04180B US	US
04181 US	US
04181.01	US
04181A US	US
04183A US	US
04186 CN	CN
04186 DE	DE
04186 GB	GB
04186 IN	IN
04186 SG	SG
04186.01	US
04186A US	US
04188 US	US
04188.01	US
101496.01	US
101497.01	US
101741.01	US
102287.01	US
103060.01	US

A-1

103094.01	US
19204 US	US
19402 US	US
19402.01	US
19718.01	US
19718.02	US
105354.01	US
105419.01	US
105420.01	US
105421.01	US
105422.01	US
105622.01	US
105623.01	US
105624.01	US
105625.01	US

A-2

EXHIBIT B

Marks

See attached

Trademark Records By Country

Owner	Trademark	Country	Application No.	Registration No	Registration Date	Classes	Status

Australia

Dell Inc.	CTU	Australia	1648830	1648830	24 Sep 2014	42,45	Registered

Dell Inc.	SECUREWORKS	Australia	1216472	1216472	20 Dec 2007	9,41,42,45	Registered

Brazil

Dell Inc.	ISENSOR	Brazil	840346867			9	Pending

Dell Inc.	SECUREWORKS	Brazil	840346778			9	Pending

Dell Inc.	SECUREWORKS	Brazil	840346816			42	Pending

Dell Inc.	SECUREWORKS	Brazil	840346840			45	Pending

Canada

Dell Inc.	GUARDENT	Canada	1094416	TMA577146	10 Mar 2003		Registered

Dell Inc.	INSPECTOR	Canada	1378801	TMA774273	12 Aug 2010		Registered

Dell Inc.	ISENSOR	Canada	1320563	TMA716982	19 Jun 2008		Registered

Dell Inc.	SECUREWORKS	Canada	1378739	TMA748496	23 Sep 2009		Registered

Dell Inc.	SecureWorks & Design	Canada	1376363	TMA748498	23 Sep 2009		Registered

Dell Inc.	SECUREWORKS & DESIGN	Canada	1377399	TMA751060	23 Oct 2009		Registered

Dell Inc.	SHERLOCK	Canada	1378799	TMA781025	28 Oct 2010		Registered

China

Dell Inc.	COUNTER THREAT UNIT	China	15503837			45	Pending

Dell Inc.	COUNTER THREAT UNIT	China	15503838			42	Pending

Dell Inc.	COUNTER THREAT UNIT	China	15503839			38	Pending

Dell Inc.	COUNTER THREAT UNIT	China	15503840			35	Pending

Dell Inc.	COUNTER THREAT UNIT	China	15503841			9	Pending

Dell Inc.	CTU	China	15503842			45	Pending

Dell Inc.	ISENSOR	China	11886825	11886825	28 May 2014	45	Registered

Dell Inc.	ISENSOR	China	11886826			42	Pending

Dell Inc.	ISENSOR	China	11886827	11886827	28 May 2014	38	Registered

Dell Inc.	ISENSOR	China	11886828	11886828	28 May 2014	35	Registered

Dell Inc.	ISENSOR	China	15930999			9	Pending

Dell Inc.	SECUREWORKS	China	6725626	6725626	14 Sep 2010	41	Registered

Dell Inc.	SECUREWORKS	China	6725627	6725627	14 Sep 2010	42	Registered

Dell Inc.	SECUREWORKS	China	6725628	6725628	14 Sep 2010	42	Registered

Dell Inc.	SECUREWORKS CTU	China	15503843			42	Pending

Dell Inc.	SECUREWORKS CTU	China	15503844			38	Pending

Dell Inc.	SECUREWORKS CTU	China	15503845			35	Pending

Colombia

Dell Inc.	SECUREWORKS	Colombia	14218820		9 Apr 2015	9	Registered

Dell Inc.	SECUREWORKS	Colombia	14218823		9 Apr 2015	41	Registered

Dell Inc.	SECUREWORKS	Colombia	14218826		9 Apr 2015	42	Registered

Dell Inc.	SECUREWORKS	Colombia	14218836		9 Apr 2015	45	Registered

CTM

Dell Inc.	CTU	CTM	011577269	011577269	12 Jul 2013	42,45	Registered

Dell Inc.	GUARDENT	CTM	002109023	002109023	22 May 2002	9,38,42	Registered

Dell Inc.	INSPECTOR	CTM	006367973	006367973	2 Sep 2008	9	Registered

Dell Inc.	ISENSOR	CTM	005372354	005372354	4 Sep 2007	9	Registered

Dell Inc.	SECUREWORKS	CTM	002200160	002200160	11 Nov 2002	9,41,42	Registered

Dell Inc.	SecureWorks	CTM	006480529	006480529	16 Jan 2009	9,41,42	Registered

Dell Inc.	SecureWorks	CTM	006480561	006480561	26 Nov 2008	9,41,42	Registered

Dell Inc.	SHERLOCK	CTM	006367957	006367957	5 Nov 2010	42	Registered

Hong Kong

Dell Inc.	SECUREWORKS	Hong Kong	301017422	301017422	19 Dec 2007	9,41,42,45	Registered

India

Dell Inc.	COUNTER THREAT UNIT	India	2803273			42,45	Pending

Dell Inc.	CTU	India	2803268			42,45	Pending

Dell Inc.	SECUREWORKS	India	2442203			9,41	Pending

Dell Inc.	SECUREWORKS	India	2753271			42	Pending

Japan

Dell Inc.	COUNTER THREAT UNIT	Japan	2012-094422	5583184	17 May 2013	42	Registered

Dell Inc.	CTU	Japan	2012-094421	5583183	17 May 2013	42	Registered

Dell Inc.	SECUREWORKS	Japan	2007124784	5336449	9 Jul 2010	9,41,42,45	Registered

Mexico

Dell Inc.	ISENSOR	Mexico	1330802	1354265	12 Mar 2013	9	Registered

Dell Inc.	SECUREWORKS	Mexico	1329294	1362284	23 Apr 2013	9	Registered

Dell Inc.	SECUREWORKS	Mexico	1329295	1362415	23 Apr 2013	41	Registered

Dell Inc.	SECUREWORKS	Mexico	1329296	1359908	9 Apr 2013	42	Registered

New Zealand

Dell Inc.	CTU	New Zealand	968431	968431	4 Mar 2014	42,45	Registered

Dell Inc.	SECUREWORKS	New Zealand	781738	781738	26 Jun 2008	9,41,42,45	Registered

Republic of Korea (South)

Dell Inc.	TERAGUARD	Republic of Korea (South)		15699	4 Apr 2006		Registered

Singapore

Dell Inc.	SECUREWORKS	Singapore	T1218312F			9,41,42	Pending

Taiwan

Dell Inc.	TERAGUARD	Taiwan		1188232	16 Dec 2005	9,42	Registered

United States of America

Dell Inc.	COMPLIANCE CENTRAL	United States of America	77472164	3709678	10 Nov 2009	45	Registered

Dell Inc.	COUNTER THREAT UNIT	United States of America	77981835	3994757	12 Jul 2011	42,45	Registered

Dell Inc.	CTU	United States of America	77981988	3994770	12 Jul 2011	42,45	Registered

Dell Inc.	ISENSOR	United States of America	78898813	3307046	9 Oct 2007	9	Registered

Dell Inc.	LOGVAULT	United States of America	77644135	3994340	12 Jul 2011	9	Registered

Dell Inc.	RED CLOAK	United States of America	86693759			9,42	Pending

Dell Inc.	SECUREWORKS	United States of America	76169554	2616942	10 Sep 2002	9	Registered

Dell Inc.	SECUREWORKS	United States of America	78734979	3329157	6 Nov 2007	41,42,45	Registered

Dell Inc.	SHERLOCK	United States of America	77292502	3440123	3 Jun 2008	45	Registered

EXHIBIT C

Copyrights

Counter Threat Platform Customer Access Jump Server

Counter Threat Platform Health System

Counter Threat Platform Client Portal

Counter Threat Platform IMS (Image Management System)

Counter Threat Platform KTOS (KickStart To Order System)

RedCloak

Counter Threat Platform Next Generation Portal

Counter Threat Platform Policy Configuration Management System

Counter Threat Platform Remote Configuration Management System

Counter Threat Unit RiskDW

Counter Threat Platform SOCAPP

Counter Threat Platform Account Wizard

Counter Threat Platform SOCKit

Counter Threat Platform Virtual Security Operations Center)

Counter Threat Platform Vulcan

Counter Threat Platform Global Update Server

Counter Threat Platform Threat Analysis Portal

Counter Threat Platform Security Operations Center Graphical User Interface

Counter Threat Platform SOC Workbench

Counter Threat Platform Foresee

Counter Threat Platform Very Large Database (VLDB)

Counter Threat Unit Attacker Database (AttackerDB)

Counter Threat Platform Multi-Purpose Logic Engine (MPLE)

Counter Threat Platform Counter Threat Appliance (CTA)

TeraGuard

Counter Threat Platform iSensor

Counter Threat Platform Agent/Inspector

Counter Threat Platform Ticket Management System

Counter Threat Platform Genesis

Counter Threat Unit Truman

Counter Threat Unit Cerebro

Counter Threat Platform Metric Gathering and Reporting System

Virtual Common Operational Picture (vCOP)

Counter Threat Unit Vulnerability Database

Counter Threat Unit Threat Information Management System

Counter Threat Unit Catalog for Artifacts and Signal Extraction

Counter Threat Unit Umbrella

Counter Threat Platform Gabrielle

Counter Threat Platform Mobile App

Counter Threat Platform Certificate Authority Tool

Counter Threat Platform Data warehouse

Counter Threat Platform LSDB (Location Specific Database)

Counter Threat Unit Trumac

Secureworks Counter Threat Platform Counter Threat Container (CTC)

Secureworks Counter Threat Platform VPN

Secureworks Counter Threat Unit Borderless threat monitoring (ARMR)

Secureworks Business Relationship Management tool

C-1

EXHIBIT D

Domain Names

Domain Name	Expiration	Status	Features	Vendor-Account
COUNTERTHREATUNIT.COM	2/5/2017	Active	AutoRenew	GoDaddy-XXXX023
COUNTERTHREATUNIT.NET	2/5/2017	Active	AutoRenew	GoDaddy-XXXX023
COUNTERTHREATUNIT.ORG	2/5/2017	Active	AutoRenew	GoDaddy-XXXX023
GAURDANT.COM	6/14/2016	Active	AutoRenew	GoDaddy-XXXX023
GAURDENT.COM	6/14/2016	Active	AutoRenew	GoDaddy-XXXX023
GUARDENT.COM	2/13/2017	Active	AutoRenew	GoDaddy-XXXX023
GUARDIENT.COM	6/20/2015	Active	AutoRenew	GoDaddy-XXXX023
GUARDINT.COM	8/7/2015	Active	AutoRenew	GoDaddy-XXXX023
LUHRQ.COM	12/2/2016	Active	AutoRenew	GoDaddy-XXXX023
LURHQ.COM	12/23/2015	Active	AutoRenew	GoDaddy-XXXX023
LURHQ.INFO	12/13/2015	Active	AutoRenew	GoDaddy-XXXX023
LURHQ.NET	12/13/2015	Active	AutoRenew	GoDaddy-XXXX023
LURHQ.ORG	12/13/2015	Active	AutoRenew	GoDaddy-XXXX023
MANAGEDSECURITYSOLUTIONS.COM	5/23/2015	Active	AutoRenew	GoDaddy-XXXX023
SECUREWORKS.BIZ	2/17/2019	Active	AutoRenew	GoDaddy-XXXX023
SECUREWORKS.CA	3/25/2020	Active	AutoRenew	GoDaddy-XXXX023
SECUREWORKS.COM	6/18/2018	Active	AutoRenew	GoDaddy-XXXX023
SECUREWORKS.NET	6/18/2018	Active	AutoRenew	GoDaddy-XXXX023
SECUREWORKS.ORG	2/18/2019	Active	AutoRenew	GoDaddy-XXXX023
SECUREWORKS.US	2/17/2019	Active	AutoRenew	GoDaddy-XXXX023
SECUREWORKSLAB.COM	7/22/2015	Active	AutoRenew	GoDaddy-XXXX023
SECUREWORKSLAB.NET	7/22/2015	Active	AutoRenew	GoDaddy-XXXX023
SECURITYINTRO.COM	12/14/2015	Active	AutoRenew, Private, Busn Registration	GoDaddy-XXXX023

D-1

Domain Name	Expiration	Status	Features	Vendor-Account
SECURITYINTRO.NET	12/14/2015	Active	AutoRenew, Private, Busn Registration	GoDaddy-XXXX023
SHERLOCKESM.COM	10/24/2016	Active	AutoRenew	GoDaddy-XXXX023
ZONEOFTRUST.COM	2/28/2016	Active	AutoRenew	GoDaddy-XXXX023
ZONEOFTRUST.NET	6/23/2015	Active	AutoRenew	GoDaddy-XXXX023
ZONEOFTRUST.ORG	6/23/2015	Active	AutoRenew	GoDaddy-XXXX023
SECUREWORKS.CO.UK	4/19/2017	Active		DOMAIN MONSTER.COM
COUNTERTHREATPLATFORM.COM	11/2/2016	Active	AutoRenew	GoDaddy-XXXX023
COUNTERTHREATPLATFORM.NET	11/2/2016	Active	AutoRenew	GoDaddy-XXXX023
CTUDEV.COM	1/17/2020	Active		Gandi
DNSMSS.COM	11/1/2015	Active		Ascio
DNSMSS.NET	11/1/2015	Active		Ascio
ENTSEC.ORG	2/5/2016	Active	AutoRenew	GoDaddy-XXXX023
MSSPROD.COM	1/27/2016	Active	AutoRenew	GoDaddy-XXXX023
MSSPROD.INFO	1/27/2016	Active	AutoRenew	GoDaddy-XXXX023
MSSPROD.NET	1/27/2016	Active	AutoRenew	GoDaddy-XXXX023
MSSPROD.ORG	1/27/2016	Active	AutoRenew	GoDaddy-XXXX023
SECUREWORKS.IN	9/3/2016	Active	AutoRenew	GoDaddy-XXXX023
SECUREWORKS.UK	6/13/2015	Active		SafeNames
SWCTU.COM	2/5/2017	Active	AutoRenew	GoDaddy-XXXX023
SWCTU.NET	2/5/2017	Active	AutoRenew	GoDaddy-XXXX023
SWCTU.ORG	2/5/2017	Active	AutoRenew	GoDaddy-XXXX023
CLOUDSECUREWORKS.COM	10/6/2016	Active	AutoRenew	Safenames
SECUREWORKS.CO.UK	4/19/2016	Active	AutoRenew	Safenames
SECUREWORKS.COM.CN	9/25/2015	Not Active	AutoRenew	Safenames
SECUREWORKS.COMPUTER	3/10/2016	Not Active	AutoRenew	Safenames

D-2

Domain Name	Expiration	Status	Features	Vendor-Account
SECUREWORKS.SUPPORT	3/19/2016	Not Active	AutoRenew	Safenames
SECUREWORKS.UK	6/13/2016	Not Active	AutoRenew	Safenames
SECUREWORKS.XXX	10/31/2021	Blocked	AutoRenew	Safenames
SECUREWORKS.JP	12/18/2015	Active	AutoRenew	Safenames
SECUREWORKS.COM.AU	11/14/2016	Not Active	AutoRenew	Safenames
SECUREWORKS.CO.NZ	7/15/2016	Not Active	AutoRenew	Safenames
SECUREWORKS.EU	7/15/2016	Not Active	AutoRenew	Safenames
SECUREWORKS.FR	7/16/2016	Not Active	AutoRenew	Safenames
SECUREWORKS.NL	12/5/2015	Active	AutoRenew	Safenames

D-2

EXHIBIT E

Form IP Assignment Agreements

See attached.

E-1